UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

ROPER INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ROPER INDUSTRIES, INC.

2160 Satellite Boulevard, Suite 200

Duluth, Georgia 30097

770-495-5100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 28, 2006

To the Shareholders of

Roper Industries, Inc.:

Notice is hereby given that the 2006 Annual Meeting of Shareholders of Roper Industries, Inc. (the “Annual Meeting”) will be held at 2160 Satellite Boulevard, Suite 200 Duluth, Georgia 30097 on Wednesday, June 28, 2006, at noon, local time, for the following purposes:

1. To elect two directors;

2. To approve the Roper Industries, Inc. 2006 Incentive Plan;

3. To consider approval of an amendment to Article 4(B) of the Company’s Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote;

4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company; and

5. To transact any other business properly brought before the meeting.

Only shareholders of record at the close of business on April 29, 2006 will be entitled to vote at the Annual Meeting or any adjourned meeting, and these shareholders will be entitled to vote whether or not they have transferred any of their common stock since that date.

SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors

David B. Liner
Secretary

Duluth, Georgia

May 1, 2006

PROXY STATEMENT

GENERAL

This Proxy Statement is being furnished to shareholders of Roper Industries, Inc. (the “Company” or “Roper”) in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held at the time and place set forth in the accompanying notice (“Annual Meeting”). It is anticipated that the mailing of this Proxy Statement and the enclosed proxy card will commence on or about May 1, 2006.

All shareholders are urged to read this Proxy Statement carefully and in its entirety.

MEETING INFORMATION

The Annual Meeting will be held on June 28, 2006, at noon, local time, at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097.

SOLICITATION OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of Roper Industries, Inc. Roper will bear the costs of proxy solicitation. In addition to soliciting proxies by use of the mails, its officers and regular employees may devote part of their time, without additional compensation, to solicitation by fax, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in that connection. The Company has engaged Georgeson Shareholder Communications, Inc. as the proxy solicitor for the meeting for a fee of approximately $11,000 plus reasonable expenses.

Where multiple shareholders share the same address, only one copy of this Proxy Statement will be mailed to that address unless Roper has been notified by such shareholders of their desire to receive multiple copies of the Proxy Statement. If you share an address with another shareholder and wish to receive a separate Proxy Statement, you may instruct us to provide a separate Proxy Statement by writing to the attention of Investor Relations at the address set forth in the following paragraph, or by calling 770-495-5100. Shareholders who share the same address and already receive multiple copies of the Proxy Statement, but prefer to receive a single copy, may contact us at the same address and phone number to make such request.

The mailing address of the Company’s principal executive offices is Roper Industries, Inc., 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097. This proxy statement is accompanied by the Company’s 2005 Annual Report. On written request mailed to the attention of Investor Relations at the above address, the Company will provide without charge a copy of Roper’s 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). In addition, this report and exhibits are available on the internet at www.sec.gov. The Annual Report on Form 10-K is not part of these proxy soliciting materials.

RECORD DATE; VOTING RIGHTS

As of April 29, 2006 (the “record date”), Roper had outstanding [            ] shares of common stock, all of which are entitled to vote. The Restated Certificate of Incorporation, as amended, (the “Certificate of Incorporation”) provides that the holder of each outstanding share of common stock is entitled to five (5) votes, except that holders of outstanding shares of common stock with respect to which there has been a change in beneficial ownership during the four (4) years immediately preceding the record date will be entitled to one (1) vote per share. Accordingly, shares owned on or before April 29, 2002, and as to which there has been no change in beneficial ownership since that date, are entitled to five (5) votes per share. The actual voting power of each holder of common stock will be based on stock ownership on the record date, according to shareholder records at the time of the Annual Meeting. Proxies will be voted with one (1) vote for each share if they do not confirm the date of beneficial ownership by showing which shares are entitled to five (5) votes. See “OTHER INFORMATION—Voting by Proxy and Confirmation of Beneficial Ownership” on page 28.

You are urged to sign the enclosed Proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with your directions. If a Proxy is signed, but no directions are given, it will be voted (i) FOR the election of the nominees named herein for Director, (ii) FOR the approval of the Roper Industries, Inc. 2006 Incentive Plan, (iii) FOR the approval of the amendment to the Certificate of Incorporation to eliminate time phase voting, and (iv) FOR ratifying the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

Under the rules of the New York Stock Exchange (the “NYSE”), brokers who hold shares in “street name” have discretionary authority to vote on the election of directors and on other routine items when they have not received instructions from beneficial owners. Therefore, if you do not vote your Proxy, your brokerage firm may either vote your shares on these matters, or leave your shares unvoted. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting and determining the outcome of the vote on routine matters. A brokerage firm cannot vote customers’ shares on non-routine matters. Therefore, on a non-routine matter, if your shares are held in street name and you do not vote your Proxy, your brokerage firm cannot vote your shares (a “broker non-vote”). Shares represented by any broker non-votes would, however, be counted in determining whether there is a quorum to conduct business at the meeting. We encourage you to provide instructions to your brokerage firm by signing and returning your proxy.

With regard to the election of directors, votes may be cast in favor of all nominees or withheld from all nominees or any particular nominee. Directors will be elected by a plurality of the votes entitled to be cast present in person or represented by proxy at the Annual Meeting. Votes that are withheld and broker non-votes will be excluded entirely from the vote calculation and will have no effect on the outcome of the voting.

With respect to approval of the 2006 Incentive Plan, votes may be cast for, against or abstain. The approval of the 2006 Incentive Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal present in person or represented by proxy at the Annual Meeting. Abstentions will have the effect of votes against the proposal. Broker non-votes will not count as votes cast, and otherwise will not affect the outcome of the voting, on the proposal.

With respect to approval of the amendment to the Certificate of Incorporation to eliminate time phase voting and give all outstanding shares of common stock of the Company one vote on matters properly submitted to the shareholders, votes may be cast for, against or abstain. The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the total outstanding shares of common stock entitled to vote on the proposal. Votes that are withheld, abstentions and broker non-votes with respect to approval of the amendments to the Certificate of Incorporation will have the effect of votes against the proposal, even though the shareholder may interpret such action differently.

The appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company will be ratified by the vote of a majority of the total votes present in person or represented by proxy and entitled to vote. An abstention will have the effect of a vote against this proposal.

VOTING PROCEDURES

The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

All shares of common stock in the Roper Industries, Inc. Employee’s Retirement Savings 003 Plan, the Roper Industries, Inc. Employee’s Retirement Savings 004 Plan and the Roper Industries, Inc. Employee Stock

Purchase Plan that have been allocated to the account of a participant in each such plan for which the respective plan trustee receives voting instructions will be voted in accordance with those instructions. Common stock which has been allocated to the plan account of a participant and for which a trustee has not received voting instructions will not be voted.

COMMON STOCK OWNERSHIP BY MANAGEMENT

AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the ownership of the single class of common stock issued and outstanding as of March 31, 2006 for:

•	each shareholder known by us to own beneficially more than 5% of the outstanding shares of common stock,

•	each Director,

•	the chief executive officer and each of our other four most highly compensated executive officers (the “Named Executive Officers”), and

•	all of the directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within sixty (60) days after March 31, 2006 are deemed exercised and outstanding, while these shares are not deemed exercised and outstanding for computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner*	Beneficial Ownership of Common Stock	Percent of Class
T. Rowe Price Associates, Inc.(1)	10,319,526	12.0%
Franklin Resources, Inc.(2)	5,661,776	6.6%
Neuberger Berman Inc.(3)	4,603,576	5.37%
W. Lawrence Banks(4)	70,400	**
Donald G. Calder(4)(5)	673,656	**
David W. Devonshire(4)	16,000	**
John F. Fort III(4)(6)	57,400	**
Brian D. Jellison(4)	1,103,992	[	]%
Robert D. Johnson	4,000	**
Derrick N. Key(4)(7)	949,700	[	]%
Wilbur J. Prezzano(4)	86,400	**
Georg Graf Schall-Riaucour(4)	102,400	**
Eriberto R. Scocimara(4)(8)	120,852	**
Christopher Wright(4)	114,944	**
Nigel W. Crocker(4)(9)	140,235	**
Timothy J. Winfrey(4)	104,775	**
Benjamin W. Wood(4)	45,444	**
Michael W. Towe	0	**
All directors and executive officers as a group (16 persons)(10)	3,604,198	[	]%

*	Each share beneficially owned continuously for at least four years is entitled to five votes per share. Therefore, the voting power of the persons listed above may significantly exceed the number of shares shown as beneficially owned either now or in the future. See “Other Information—Voting by Proxy and Confirmation of Beneficial Ownership” beginning on page 28.

**	Less than 1%.

(1)	The beneficial owner’s business address is 100 East Pratt Street, Baltimore, Maryland 21202. It has no voting power with respect to 8,630,126 shares. Such shares includes 5,400,000 shares beneficially owned by T. Rowe Price Mid-Cap Growth Fund, Inc. Such information is included based upon information provided in a Schedule 13G/A filed with the SEC on February 14, 2006.

(2)	The beneficial owner’s address is One Franklin Parkway, San Mateo, California 94403. Franklin Resources, Inc. (“FR”) is a registered investment advisor. Such shares includes 5,657,100 shares beneficially owned by Franklin Advisory Services, LLC, One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. In its capacity as investment advisor, FR may have discretionary authority to dispose of or to vote shares that are under its management. As a result, FR may be deemed to have beneficial ownership of such shares. However, FR does not have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. Of the shares set forth above, FR had no voting power with respect to 5,400 shares. Such information is included based upon information provided in a Schedule 13G/A filed with the SEC on February 7, 2006.

(3)	The beneficial owner’s address is 605 Third Avenue, New York, NY 10158. Neuberger Berman Inc. has sole power to direct the vote of 393,072 shares and shared power to direct the vote of 3,312,200 shares. It does not have sole power to dispose or direct the disposition of any shares and has shared power to dispose or direct the disposition of 4,603,576 shares. Neuberger Berman Inc. is the 100% owner of Neuberger Berman, LLC and Neuberger Berman Management Inc., which are deemed to be beneficial owners for purpose of Rule 13(d) since they have shared power to make decisions whether to retain or dispose of, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman Inc. does not, however, have any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities. Such information is included based upon information provided in a Schedule 13G filed with the SEC on February 15, 2006.

(4)	Includes 50,400 shares (Mr. Banks), 4,000 shares (Mr. Devonshire), 42,400 shares (Mr. Calder), 40,800 shares (Mr. Fort), 756,000 shares (Mr. Jellison), 198,370 shares (Mr. Key), 74,400 shares (Mr. Prezzano), 50,400 shares (Mr. Schall-Riaucour), 50,400 shares (Mr. Scocimara), 50,400 shares (Mr. Wright), 95,332 shares (Mr. Crocker), 78,000 shares (Mr. Winfrey), and 18,669 shares (Mr. Wood) subject to options exercisable within 60 days of March 31, 2006.

(5)	Includes (a) 25,200 shares owned by a family foundation of which Mr. Calder is president and a director, (b) 238,888 shares owned by Mr. Calder’s spouse, (c) 101,621 shares held by an estate with respect to which Mr. Calder shares voting and disposition powers, and (d) 40,136 shares held by a marital trust with respect to which Mr. Calder is a trustee with voting and disposition powers. Mr. Calder disclaims any beneficial ownership interest in any shares owned by his spouse, the estate or the marital trust.

(6)	Includes 2,200 shares owned by Mr. Fort’s spouse and 400 shares as custodian for minor children as to which he disclaims any beneficial ownership.

(7)	Includes (a) 625,600 shares owned by a family partnership, (b) 45,530 shares owned by a family trust, (c) 2,200 shares owned by Mr. Key’s spouse outright and as a custodian for minor children and (c) 39,944 shares held by a 401(k) plan. Mr. Key disclaims any beneficial ownership interest in any shares owned by the family trust or by his spouse either outright or as custodian for minor children. Mr. Key disclaims beneficial ownership of the shares owned by the family partnership except to the extent of his pecuniary interest therein.

(8)	Includes 31,372 shares owned by Mr. Scocimara’s spouse as to all of which he disclaims any beneficial ownership.

(9)	Includes 1,486 shares held as custodian for minor child and 6,580 held by a 401(k) plan.

(10)	Includes 1,517,571 shares subject to options exercisable within 60 days of March 31, 2006. Shares beneficially owned by our directors and executive officers are entitled to five votes per share unless there has been a change of beneficial ownership since April 29, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, except for one director, all of our executive officers and directors complied with applicable Section 16(a) filing requirements. Mr. Key did not timely file a Form 4 to report one transaction.

BOARD OF DIRECTORS

PROPOSAL 1: Election of Two (2) Directors

Our Certificate of Incorporation provides that the Board of Directors shall consist of such number of members as may be fixed, from time to time, by the Board of Directors, but not less than the minimum number required under Delaware law. The Board of Directors has currently fixed the number of directors at 11. The Certificate of Incorporation also provides that the Board of Directors shall be divided into three classes of directors, as nearly equal in number as possible, with the term of one class expiring at each annual meeting of shareholders and each class serving three-year terms. Two of the three classes comprise four directors and the third class comprises three directors.

The terms of office of Messrs. Prezzano, Schall-Riaucour, Scocimara and Johnson expire at the Annual Meeting. Messrs. Schall-Riaucour and Scocimara will retire when their current terms expire and therefore have not been nominated for reelection. Upon recommendation of the Company’s independent Nominating and Governance Committee, the Board of Directors has decided to reduce the size of the Board of Directors to nine upon Messrs. Schall-Riaucour’s and Scocimara’s retirement.

Upon recommendation of the Company’s independent Nominating and Governance Committee, the Board of Directors has nominated Messrs. Prezzano and Johnson to stand for reelection as directors for terms expiring at the 2009 Annual Meeting of Shareholders. Proxies received without voting instructions will be voted FOR the nominees listed below. In the event any nominee is unable to serve (which is not anticipated), the Proxy will be voted for a substitute nominee selected by the Board of Directors.

Certain information about the Nominees, whose current terms will expire in 2006, and about the directors whose terms continue, is set forth below:

Nominees for election or reelection at the 2006 Annual Meeting for terms expiring at the 2009 Annual Meeting	Positions and Offices with Roper	Age
Wilbur J. Prezzano(1)(3)	Director	65
Robert D. Johnson(2)	Director	58

Incumbent directors whose terms expire at the 2007 Annual Meeting
Brian D. Jellison(1)	Chairman of the Board, President and Chief Executive Officer	60
W. Lawrence Banks(2)	Director	67
David W. Devonshire(3)(4)	Director	60
John F. Fort III(2)	Director	64

Incumbent directors whose terms expire at the 2008 Annual Meeting
Donald G. Calder(1)	Director	68
Derrick N. Key(1)	Director	58
Christopher Wright(3)(4)	Director	48

(1)	Member of the Executive Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Governance Committee.

(4)	Member of the Audit Committee.

Wilbur J. Prezzano has been a director since September 1997. Following completion of a 32-year career at Eastman Kodak Company, where he served in various executive capacities, Mr. Prezzano retired in January 1997 as its board vice-chairman and as chairman and president of its greater China region businesses. Mr. Prezzano served as a director of Eastman Kodak Company from May 1992 until his retirement. Mr. Prezzano is a director of TD Bank Financial Group, TD Banknorth, Inc. and Lance, Inc.

Georg Graf Schall-Riaucour has been a director since January 1995. He served as in-house Legal Counsel to Allianz Insurance AG, Munich, and since 1971 he has been Senior Partner of the Munich, Germany law firm of Beiten Burhardt. He was presiding Judge of the Court of Ethics for attorneys in Bavaria. He has been General Director of Wittelsbacher Ausgleichsfonds, a German Foundation, comprising the fortune of the former Royal Bavarian Family since May 1994, and retired from this office effective March 31, 2005. Up to this date, he was a director of several privately held German and US companies. Mr. Schall-Riaucour will retire upon the expiration of his term at the Annual Meeting.

Eriberto R. Scocimara has been a director since December 1991 and was earlier a director from December 1981 to December 1984. Mr. Scocimara has been president and chief executive officer of the Hungarian-American Enterprise Fund, a privately managed investment company, since April 1994, and he has been the president of Scocimara & Company, Inc., an investment management company, since 1984. Mr. Scocimara is a director of Carlisle Companies Incorporated, Quaker Fabric Corporation, Euronet Services, Inc. and several privately held companies. Mr. Scocimara will retire upon the expiration of his term at the Annual Meeting.

Robert D. Johnson has been a director since May 19, 2005. From January 2005 to January 2006, he served as chairman of Honeywell’s Aerospace business, and, from 1999 to 2005, he served as its president and chief executive officer. From 1994 to 1999, Mr. Johnson worked at AlliedSignal, rising to the position of president and CEO of AlliedSignal Aerospace Marketing, Sales & Service. Prior to joining AlliedSignal, he was vice president and general manager of manufacturing and services for AAR Corporation, an aviation company. Mr. Johnson began his career at GE Aircraft Engines. Mr. Johnson is also a director of Phelps Dodge Corp., Spirit AeroSystems and Ariba, Inc.

Brian D. Jellison has served as our President and Chief Executive Officer since November 6, 2001 when he first joined Roper and became Chairman of the Board of Directors on November 20, 2003, succeeding Mr. Key in those offices. From January 1998 to July 2001, Mr. Jellison was corporate executive vice president of Ingersoll-Rand Company, or IR. During this period, in addition to serving as executive vice president, Mr. Jellison held the following positions: president of the industrial sector, president of the infrastructure development sector, and president of IR Europe. From 1994 to 1998, he was a corporate vice president and head of IR’s architectural hardware business. From 1985 until 1994, he held several IR product line, division and group senior executive positions, with lead responsibility for the financial performance and supervision of a wide variety of global businesses. During his career at IR, Mr. Jellison assumed the principal responsibility for completing and integrating a variety of public and private new business acquisitions. He is a director of Champion Enterprises, Inc. and serves on its board, its audit and financial resources committee and its compensation and human resources committee.

W. Lawrence Banks has been a director since December 1991. He served as a director of Robert Fleming & Co., Limited, a British merchant banking firm, from 1974, and as its deputy chairman, from April 1990 until March 1998, when he retired from that firm. Prior to his retirement, he also served as chairman of its U.S. subsidiary Robert Fleming, Inc., a U.S. investment banking company. Mr. Banks is also a director and chairman of Ambrian Partners, a UK investment banking company.

David W. Devonshire has been a director since November 20, 2002. Since April 2002, he has served as executive vice president and chief financial officer of Motorola, Inc. From January 1998 to March 2002, he served as executive vice president and chief financial officer of Ingersoll-Rand Company, prior to which from July 1993 he served as senior vice president and chief financial officer of Owens Corning. Mr. Devonshire is also a director of ArvinMeritor, Inc.

John F. Fort III has been a director since December 1995. From March 2003 to March 2004, he served as an advisor director of Tyco International Ltd. Prior thereto, he was a director and was formerly its chairman (from December 1982 through January 1993) and chief executive officer (from December 1982 through July 1992), prior to his retirement in January 1993.

Donald G. Calder has been a director since December 1981, our Vice President from December 1981 until May 1996, and our Treasurer from December 1991 to May 1993. Mr. Calder is president and director of G.L. Ohrstrom & Co., Inc., a privately held U.S. company, and was a partner of its predecessor, G.L. Ohrstrom & Co., from 1970 to October 1996. Mr. Calder is also a part-time employee of Roper. He is a director of Carlisle Companies Incorporated, Central Securities Corp., Brown-Forman Corp. and several privately owned companies.

Derrick N. Key has been a director since December 1991. Mr. Key served as our Chairman from November 1994 through November 20, 2003. He was our Chief Executive Officer from December 1991 to November 2001 and was our President from February 1989 to November 2001. Mr. Key was a Vice President of Roper from June 1982 until February 1989, and president of Roper Pump Company, a Roper subsidiary, from November 1985 until November 1991. Mr. Key is currently a part-time employee of Roper. Since September 2002, Mr. Key has served as vice-chairman of the board of directors of G.L. Ohrstrom & Co., Inc. and is a director of several privately owned companies.

Christopher Wright has been a director since December 1991. Mr. Wright is a director of Merifin Capital, Inc., an affiliate of a private European investment firm and chairman of Noble Venture Finance Ltd. From May 2000 through June 2003, Mr. Wright was chief executive officer of Dresdner Kleinwort Capital, the private equity arm of Dresdner Bank Group AG, Frankfurt, and from July 1998 through June 2003, he was a managing director of its affiliate, Dresdner Kleinwort Wasserstein. Since 1986, he has served on the boards of several privately owned companies and venture capital funds and is a director of Lombard Risk Management PLC and I Document Systems plc. Mr. Wright is also a director of Mrs. Fields Holdings LLC and Questor VTC plc and an advisory director of Campbell Lutyens & Co. Ltd., a private U.K. investment bank.

Nominating Process

The two directors standing for reelection at the Annual Meeting were unanimously nominated by our Board of Directors. Our independent Nominating and Governance Committee, acting under its charter has determined the desired skills, ability, judgment and other criteria deemed appropriate for service as a director and is responsible for recommending new director candidates and re-nomination of existing directors based on those criteria, which includes, but is not limited to: high personal and professional ethics, integrity and values; knowledge of Company’s business environment; sound judgment and analytical ability; skills and experience in the context of the needs of the Board of Directors; breadth of business experience; and whether the candidate meets the independence requirements of NYSE.

The Company engages a third party to help identify potential nominees. The Board of Directors’ process for identifying and evaluating potential nominees also includes soliciting recommendations from directors of the Company.

Director Independence

The Board of Directors has a majority of independent directors as defined by the listing standards of the NYSE. As required by the director independence standards, the Board of Directors reviewed and analyzed the independence of each director in February 2006. The purpose of the review was to determine whether any particular relationships or transactions involving directors or their affiliates or immediate family members were inconsistent with a determination that the director is independent for purposes of serving on the Board of Directors and its Committees. During this review, the Board of Directors examined transactions and relationships between directors or their affiliates and Roper or our management. As a result of this review, the Board of Directors affirmatively determined that all directors are independent, except for Messrs. Jellison, Key and Calder, and that each member of the Audit, Compensation, and Nominating and Governance Committees is independent for purposes of serving on such Committees. The Company’s director independence standards are available on our website (www.roperind.com) and may be obtained upon request from Investor Relations.

Meetings of the Board of Directors and Its Committees

The Board of Directors of the Company, which held five meetings during the fiscal year ended December 31, 2005, has standing Executive, Audit, Compensation, and Nominating and Governance Committees. Each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee operates under a written charter, copies of which can be viewed on our website (www.roperind.com) and may be obtained upon request from Investor Relations.

The Executive Committee, which has the authority to exercise all powers of the Board of Directors between regularly scheduled Board of Directors meetings, did not meet during the fiscal year December 31, 2005.

The functions and responsibilities of the Audit Committee are described in the “AUDIT COMMITTEE REPORT” on page 18. The Audit Committee held ten meetings during the fiscal year ended December 31, 2005. The Board of Directors has determined that based on his extensive background and expertise, particularly as the chief financial officer of various other public companies, Mr. Devonshire meets the criteria of an “audit committee financial expert” under SEC rules and has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

The Compensation Committee administers our executive incentive compensation programs and decides upon annual salary levels and incentive compensation awards for the Company’s executive officers. The Compensation Committee held three meetings during the fiscal year ended December 31, 2005.

The Nominating and Governance Committee assists the Board of Directors in identifying individuals qualified to become directors, determining the size and composition of the Board of Directors and its Committees, developing and implementing corporate governance guidelines, and evaluating the overall effectiveness of the Board of Directors and its committees. The Nominating and Governance Committee held five meetings during the fiscal year ended December 31, 2005.

During the fiscal year ended December 31, 2005, all of our directors attended at least 75% of the total number of meetings of the Board of Directors and of any Committee on which he served. Roper encourages, but do not require, our directors to attend the annual meetings of shareholders. The Board of Directors has not implemented a formal policy regarding director attendance at the Annual Meeting. One of our directors, Mr. Jellison, the Chairman of the Board of Directors, attended the 2005 annual meeting of shareholders in person, and five directors, Messrs. Banks, Calder, Key, Wright and Prezzano, attended by telephone.

Our non-management directors meet in executive session at each board meeting. The non-management directors choose the director who presides at these meetings, and that role is rotated.

Shareholder Communications

Our Board of Directors provides a process for shareholders to send written communications to the Board of Directors. Shareholders may send written communications to the Board of Directors, or the non-management members of the Board of Directors, in care of Roper Industries, Inc., 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097, Attention: Secretary. The Secretary will compile all such communications from shareholders and submit them as addressed to the directors on a periodic basis. This process for shareholders to send such written communications also is set forth on our website (www.roperind.com).

Director Nominations by Shareholders

Neither our Board of Directors nor the Nominating and Governance Committee has a specific policy regarding consideration of shareholder director nominees. However, shareholder nominees submitted pursuant to the following procedures will be considered. Under our By-laws, nominations for director may be made by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the By-laws to our Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. No shareholder director nominee proposal in connection with the Annual Meeting was received under our By-laws or otherwise from any shareholder or group of shareholders. For our 2007 Annual Meeting, we must receive this notice on or after February 28, 2007, and on or before March 30, 2007. You can obtain a copy of the full text of the By-law provision by writing to Roper Industries, Inc., 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, Attention: Investor Relations. A copy of our By-laws has been filed with the SEC as an exhibit to our Quarterly Report on Form 10-Q filed September 13, 2000. A copy of the By-laws can also be viewed on our website (www.roperind.com).

Compensation of Directors

Each director, except Mr. Jellison, received an annual fee of $42,500, paid in quarterly installments, and additional fees of $2,000 for each day of attendance in person at board meetings or $1,000 for each meeting day attended telephonically. Additionally, the chairman of each of the Audit, Compensation, and Nominating and Governance Committees received an annual retainer of $5,000, and each board committee member (including its chairman) received $1,000 for each day of attendance in person at board committee meetings or $500 for each day attended telephonically, unless the board committee meeting is the same day of a regularly scheduled board meeting. Different committee meetings held on the same day are deemed a single day.

Directors who were also employees (Messrs. Jellison, Calder and Key) were eligible to participate (i) in the Roper Industries, Inc. Employees’ Retirement Savings 003 Plan, to which Roper contributed a minimum of 3% and up to a maximum of 7 1/2% of their eligible earnings and (ii) the 2000 Incentive Plan in which management and other employees participate. Directors who were not employees were entitled to participate in the Company’s 1993 Stock Plan for Non-employee Directors which provides for annual grants of up to 8,000 options to purchase shares of common stock or of restricted shares of common stock, or some combination of both, commencing in the year of the first annual meeting of shareholders following the year of initial appointment, subject to adjustment for certain capital transactions. In 2005 all directors except Mr. Jellison received 4,000 restricted shares of common stock.

Code of Ethics and Corporate Governance Guidelines

Roper has a Business Code of Ethics and Standards of Conduct. The code of ethics applies to our directors and employees, including our executive officers. The code of ethics is available on our website (www.roperind.com) and also may be obtained upon request from Investor Relations. Any amendments to, or waivers of, the code of ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Roper has Corporate Governance Guidelines. These guidelines reflect the Board of Director’s commitment to monitor the effectiveness of the functioning of the Board of Directors and its nominees. The Corporate Governance Guidelines are available on our website (www.roperind.com) and also may be obtained upon request from Investor Relations.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning our current executive officers as of the record date. The executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors.

Name	Position and Offices with Roper	Age
Brian D. Jellison*	Chairman of the Board of Directors, President and Chief Executive Officer	60
Nigel W. Crocker	Vice President, Instrumentation	51
David B. Liner	Vice President, General Counsel and Secretary	50
Timothy J. Winfrey	Vice President, Energy Systems and Controls	45
Benjamin W. Wood	Vice President, Scientific and Industrial Imaging	45

*	See “Proposal 1: Election of Two (2) Directors” above.

Nigel W. Crocker has been our Vice President, Instrumentation since November 1996. From September 1995 until November 1996, he served as president of AMOT’s U.S. unit, and from October 1991 until November 1996 he served as managing director of AMOT’s U.K. unit. Mr. Crocker served as managing director of Jiskoot Autocontrol Ltd. U.K., a control engineering company, from January 1990 until August 1991.

Timothy J. Winfrey has been our Vice President, Energy Systems and Controls since June 2002. From October 2001 until June 2002, he was president of Ingersoll Rand Company’s commercial and retail air solutions business, prior to which from May 1999 he was vice president and general manager of IR’s reciprocating compressor division. From June 1996 until April 1999, Mr. Winfrey was first director of corporate development, and then general manager of the joint ventures and services business of Owens Corning, prior to which, from July 1995, he was first manager, strategic planning, and then associate director, corporate development of the Eaton Corporation. Mr. Winfrey held various project management positions at British Petroleum from August 1990 until December 1994.

Benjamin W. Wood has been our Vice President, Scientific and Industrial Imaging since May 2003. Prior to joining us, he served for four years at Ingersoll Rand Company in strategic planning, financial analysis and business development roles before becoming vice president of marketing for the infrastructure sector in 2000. Mr. Wood’s earlier experiences include 11 years in Asia in entrepreneurial and corporate roles for technology and software companies, including Managing Director of Datamatic.

David B. Liner has been our Vice President, General Counsel and Secretary since joining the company on August 1, 2005. From October 2001 until August 2005, Mr. Liner was a member of Dykema Gossett, PLLC, a large Michigan based law firm. He was a member of the firm’s Corporate Finance Practice Group and head of both the firm’s Automotive Industry Practice Team and China Practice. From February 1997 to July 2001, he served as Vice President and General Counsel of MascoTech, Inc. (now known as Metaldyne Corporation), a diversified industrial products company primarily serving the global transportation industry, which was listed on the New York Stock Exchange. From 1980 to 1997, he was a member of the legal department of Masco Corporation, a Fortune 500 manufacturer of products for the home and family.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors administers our executive compensation program. The Compensation Committee is appointed by the Board of Directors and is comprised of three independent directors. The Compensation Committee, in consultation with the other independent directors, has responsibility for all compensation matters concerning our executive compensation programs and the overall compensation levels for our executive officers, other than the chief executive officer. The Compensation Committee and the other independent directors jointly have responsibility for all compensation matters concerning the overall compensation levels for our chief executive officer.

Compensation Philosophy

Our executive compensation program is intended to attract, motivate and retain senior corporate management by providing competitive compensation opportunities that are linked to Roper’s annual and long-term performance. The cornerstones for our executive compensation program are: base salaries which reflect such factors as level of responsibility, individual performance, and external competitiveness; annual incentive bonus awards which are payable in cash or common stock upon the achievement of annual financial objectives approved by the Board of Directors; and long-term incentive opportunities principally in the form of stock options and other stock-based awards which align management and shareholder interests. Other compensation elements, such as severance and sign-on bonus arrangements, are employed when deemed appropriate to recruit and retain senior-level management executives.

Roper strives to provide competitive compensation opportunities which also emphasize effectively rewarding management for the achievement of targeted financial performance objectives. The Compensation Committee supports a pay-for-performance policy that links compensation amounts to business and individual performance. While the establishment of base salaries turns principally on the factors noted above, annual incentive bonuses for our executive officers responsible for the operations and growth of Roper’s business groups are based principally on the financial performance of their respective business groups, and for other executive officers are based principally on the financial performance of Roper as a whole. In addition, the program provides stock incentive opportunities designed to align the interests of management with our other shareholders through ownership of common stock.

Management Compensation Program

Compensation paid to our executive officers, including the Chief Executive Officer, for the fiscal year ended December 31, 2005 (as reflected in the tables that follow with respect to the Named Executive Officers) consisted of base salary, cash incentive bonuses, stock options and shares of restricted stock granted under our Amended and Restated 2000 Incentive Plan.

Base Salary

With respect to determining the base salary of executive officers, the Compensation Committee considers a variety of factors including the executive’s level of responsibility and individual performance, and the salaries of similar positions in comparable companies deemed relevant by the Committee. The Compensation Committee also engages independent consultants from time to time to assess such comparable, external compensation forms and values. Executive officer base salary reviews and adjustments are made at least annually.

Annual Incentive Bonus Program

Our annual incentive bonus program for executive officers typically is based on achieving financial performance targets that are established early in the fiscal year. Additional factors related to the creation of shareholder value are also considered when deemed appropriate by the Compensation Committee. Although the program presently emphasizes cash bonus payments, common stock awards may be utilized. In general, each participant has a cash incentive opportunity expressed as a percentage of his or her base salary. The principal performance goal for the fiscal year ended December 31, 2005 was adjusted diluted earnings per share. Final calculation of our financial performance and the applicable financial measures utilized for bonus purposes are made after the completion of the fiscal year at which time awards are determined and subsequently paid. Individual annual incentive bonus awards to executive officers, other than the chief executive officer, for the fiscal year ended December 31, 2005 were determined by the Compensation Committee and approved by the independent directors based on application of the aforementioned factors to Roper’s financial performance for the fiscal year ended December 31, 2005. Individual annual incentive bonus awards to the chief executive officer for the fiscal year ended December 31, 2005 were determined by the Compensation Committee and the other independent directors jointly based on application of the aforementioned factors to Roper’s financial performance for the fiscal year ended December 31, 2005.

Long-Term Stock Incentive Plans

The long-term incentive element of our management compensation program is principally in the form of stock-based awards. These generally discretionary awards typically vest over a multi-year period and are granted and administered by the Compensation Committee under the Amended and Restated 2000 Incentive Plan, which is intended to create an opportunity for key employees of the Company to acquire an ownership interest in and thereby enhance their efforts in the service of Roper and our shareholders. An executive officer’s offer of employment often provides for an initial stock-based incentive award.

Acknowledging the need in today’s business environment to make awards more frequently than the Compensation Committee is likely to meet, it is becoming increasingly common practice for boards of directors to delegate to one or more officers the authority to grant awards to participants who are not executive officers. Therefore, the Amended and Restated 2000 Incentive Plan, which was approved by the shareholders at the 2004 Annual Meeting of Shareholders, permits our Board of Directors to delegate to a special committee, consisting of one or more directors who are also officers, the authority, within specified parameters, to make awards under the plan to participants who are not executive officers. On February 18, 2004 the Board of Directors designated the Chief Executive Officer (in his capacity as a director) as a single-member committee of the Board of Directors for purposes of making grants of incentive awards under the plan, within designated parameters, to participants other than executive officers and to report all such grants to the Compensation Committee.

During the fiscal year ended December 31, 2005, the Compensation Committee and the Chief Executive Officer approved grants of stock options to executive officers and key employees at exercise prices ranging from $31.355 to $38.06 per share. All exercise prices were the then-current fair market value of the common stock for which the options were granted.

Chief Executive Officer Compensation

Brian D. Jellison was Chief Executive Officer and President of the Company during the fiscal year ended December 31, 2005. His annual base salary rate during the fiscal year ended December 31, 2005 was $850,000. For subsequent periods, his base salary will be subject to review and adjustment by the Compensation Committee.

Mr. Jellison also participated in the annual incentive bonus program for the fiscal year ended December 31, 2005 which established target performance goals approved by the Compensation Committee as described above. For 2005, the Compensation Committee set Mr. Jellison’s maximum potential bonus at 175 percent of his beginning base salary. Based on Roper’s adjusted earnings per share performance as determined by the Compensation Committee, Mr. Jellison received an incentive cash bonus in the amount of $1,487,500 representing the maximum percentage of his incentive opportunity. Mr. Jellison also will participate in future incentive compensation programs established for our executive officers.

On April 18, 2005, Mr. Jellison was awarded stock options to purchase 110,000 shares of common stock at an exercise price of $31.355 per share, 67% of which vested on May 31, 2005, 11% of which vested on February 17, 2006, 11% which vests on February 17, 2007 and the remaining 11% of which vests on February 17, 2008. On November 4, 2005, Mr. Jellison was awarded 170,000 restricted shares of common stock. Mr. Jellison is eligible to receive future incentive stock grants at the discretion of the Compensation Committee.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million unless such compensation is “performance-based.” The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Compensation Committee, and certification by the Committee that performance standards were satisfied. In general, the Compensation Committee intends to structure compensation programs for our executive officers so as to qualify for the deductibility of compensation awards under Section 162(m).

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

John F. Fort III, Chairman

W. Lawrence Banks

Robert D. Johnson

The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the cash compensation and additional incentive compensation paid to our Named Executive Officers for the fiscal years ended December 31, 2005, 2004, and 2003. All numbers adjusted to give effect to the 2-for-1 stock split effective August 26, 2005.

Summary Compensation Table

		Annual Compensation		Long-term Compensation Awards
Name and Principal Position	Period	Annual Salary	Bonus	Other Annual Compensation		Restricted Grants Awards ($)(1)	Securities Underlying Options/ SARs(#)	All Other Compensation
Brian D. Jellison Chairman of the Board, President and Chief Executive Officer	2005	$850,000	$1,487,500	—		$6,374,150	110,000	$131,406	(2)
	2004	750,000	937,500	7,316		3,303,300	110,000	109,375
	2003	700,000	700,000	—		—	—	90,000

Nigel W. Crocker Vice President, Instrumentation	2005	300,000	300,000	—		374,950	12,000	45,403	(3)
	2004	285,000	285,000	—		300,300	12,000	34,057
	2003	260,000	100,000	—		—	—	35,587

Timothy J. Winfrey Vice President, Energy Systems and Controls	2005	310,000	310,000	—		374,950	20,000	44,625	(4)
	2004	285,000	285,000	—		300,300	12,000	26,953
	2003	265,000	100,000	—		—	—	16,894

Benjamin W. Wood Vice President, Scientific and Industrial Imaging	2005	275,000	225,000	—		374,950	12,000	27,816	(5)
	2004	260,000	100,000	—		300,300	12,000	24,469
	2003	210,000	100,000	—		—	40,000	6,431

Michael W. Towe(6) Vice President and Chief Financial Officer	2005	350,000	—	125,170	(7)	562,425	—	15,375	(8)
	2004	51,827	100,000	—		936,450	40,000	—
	2003	—	—	—		—	—	—

(1)	Reflects shares of restricted stock awarded under the Amended and Restated 2000 Incentive Plan (the “Plan”) on November 4, 2005, valued on the basis of the average of the high and low market price of the stock on the date of award. 110,000 shares of restricted stock vest in one-third annual increments from February 17, 2006. An additional 60,000 shares vest on February 17, 2008.

The number and value of the aggregate restricted stock holdings for the Named Executive Officers with restricted stock as of December 31, 2005 were as follows: Mr. Jellison, 243,700 shares with a value of $9,579,847; Mr. Crocker, 16,700 shares with a value of $656,477; Mr. Winfrey, 16,700 shares with a value of $656,477; Mr. Wood, 16,700 shares with a value of $656,477; and Mr. Towe, 45,000 shares with a value of $1,768,950.

(2)	Includes qualified defined contribution plan contributions of $15,750 and non-qualified defined contribution plan contributions of $115,656.

(3)	Includes qualified defined contribution plan contributions of $15,750, non-qualified defined contribution plan contributions of $28,125, and supplemental executive retirement and life insurance plan premiums of $1,528.

(4)	Includes qualified defined contribution plan contributions of $15,750 and non-qualified defined contribution plan contributions of $28,875.

(5)	Includes qualified defined contribution plan contributions of $15,441 and non-qualified defined contribution plan contributions of $12,375.

(6)	Mr. Towe served as Chief Financial Officer from November 8, 2004 until March 14, 2006.

(7)	Relocation expenses.

(8)	Qualified defined contribution plan contributions.

	Option Grants in Last Fiscal Year
	Number of Securities Underlying Options/SARs Granted(1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value(2)
Brian D. Jellison	110,000	12.6	31.355	4/18/2012	1,330,109
Nigel W. Crocker	12,000	1.4	31.355	4/18/2012	145,103
Timothy J. Winfrey	20,000	2.3	31.355	4/18/2012	241,838
Benjamin W. Wood	12,000	1.4	31.355	4/18/2012	145,103
Michael W. Towe	0	—	—	—	—

(1)	These stock options vest cumulatively at a rate of 67% on May 31, 2005, 11% on February 17, 2006, 11% on February 17, 2007, and 11% on February 17, 2008.

(2)	The estimated present value at grant date of options granted during the fiscal year ended December 31, 2005 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of approximately six years; risk free return rate of 3.92%; volatility rates of 35.6%; and a dividend yield of 0.68%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” Use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of Roper common stock during the applicable period.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares acquired on exercise	Value realized	Number of securities underlying unexercised options/SARs at fiscal year-end		Value of unexercised in-the-money options/ SARs at fiscal year-end
			Exercisable	Unexercisable	Exercisable	Unexercisable
Brian Jellison	—	—	711,000	109,000	$12,469,740	$1,618,064
Nigel W. Crocker	46,000	$992,996	119,997	14,003	$2,341,131	$206,111
Timothy J. Winfrey	24,000	477,547	71,999	26,001	$1,238,985	$425,985
Benjamin W. Wood	42,663	764,760	—	21,337	$—	$417,774
Michael W. Towe	—	—	20,000	—	$166,200	$—

Employment Agreements and Executive Service Arrangements

Brian D. Jellison

Roper entered into an employment agreement effective as of November 6, 2001 with Brian D. Jellison, the Chairman of the Board of Directors, President and Chief Executive Officer. In accordance with the terms of the agreement, the Board of Directors annually reviews and adjusts Mr. Jellison’s base salary rate and bonus opportunity based on achievement of target performance goals established by the Compensation Committee. During our fiscal year ended December 31, 2005, Mr. Jellison’s base salary was $850,000. In addition, the employment agreement provides for customary vacation, holidays and sick leave, business expense reimbursement, and pension and welfare benefits.

In the event Mr. Jellison’s employment is terminated without cause, or Mr. Jellison resigns for good reason, then that portion of any option (including any options that may be granted to Mr. Jellison otherwise than under the employment agreement) that would have vested at the next anniversary of the effective date of the grant will become vested and any options held by Mr. Jellison to the extent then vested will become exercisable.

Under the employment agreement, Mr. Jellison may terminate his employment for “good reason” (as defined in the agreement) and may voluntarily resign upon 60 days’ written notice. In the event of Mr. Jellison’s resignation or termination of his employment for any reason other than for cause, in addition to any amounts owed to him for services through the date of termination of employment and the severance benefits described below, Mr. Jellison will be entitled to receive a pro rata amount of his target bonus for the then-current fiscal year, assuming the Company achieved the level of performance for which a bonus is paid for that year. In the employment agreement, Mr. Jellison agreed not to compete with Roper for a period of one year following the termination of his employment with the Company.

Under the employment agreement, in the event that within one year following a “change in control” (as defined in the agreement) Mr. Jellison’s employment is terminated without cause or Mr. Jellison terminates his employment for “good reason,” he will be entitled to receive an aggregate amount equal to twice the sum of (i) his then current base salary and (ii) the greater of (A) the average of the annual bonuses actually paid to Mr. Jellison with respect to the immediately preceding two fiscal years and (B) the bonus Mr. Jellison would earn based on the target bonus applicable for the year of termination. Roper also will continue coverage for Mr. Jellison under certain of our employee benefit plans for a period of 24 months or pay to Mr. Jellison the economic equivalent of such benefits, reduced to the extent comparable benefits are actually received by Mr. Jellison from a subsequent employer. In addition, all options, shares of restricted stock, performance shares and any other equity-based awards held by Mr. Jellison will become fully vested as of the date of termination and any options will become exercisable.

In the event that either prior to a change in control or following the first anniversary of a change in control, Mr. Jellison terminates his employment for good reason or Roper terminates Mr. Jellison’s employment without cause, Roper agrees to (i) pay Mr. Jellison his base salary for a period of 24 months from the date of termination, and (ii) continue coverage for Mr. Jellison under certain of our employee benefit plans for a period not to exceed 24 months, or to pay to Mr. Jellison the economic equivalent of these benefits, reduced to the extent comparable benefits are actually received by Mr. Jellison from a subsequent employer.

Michael W. Towe

On March 14, 2006 (the “Separation Date”), the Company entered into a Separation Agreement and Release (“Separation Agreement”) with Mr. Towe. Pursuant to the Separation Agreement, Mr. Towe will receive (i) severance pay at his former base salary level through December 31, 2006, (ii) continuation of certain healthcare benefits for the first twelve (12) months following the Separation Date, (iii) a sixty day extension following the Separation Date in which to exercise any fully vested options, and (iv) 15,000 restricted shares awarded to him at his time of hire (now 30,000 restricted shares, after giving effect to the Company’s recent stock split), which vested on the eighth day immediately following the Separation Date. Mr. Towe also received an additional lump sum payment of $115,000 fifteen days after the Separation Date. In consideration of such benefits, Mr. Towe broadly released the Company and its affiliates from all claims, demands and causes of action related to his employment with the Company.

Timothy J. Winfrey

Roper made an offer of employment to Mr. Winfrey, our Vice President, Energy Systems and Controls, pursuant to an offer letter dated May 20, 2002. The offer letter provided for an initial annual salary subject to annual review. The offer letter also provides that Mr. Winfrey may earn an annual bonus of up to 100% of his base salary based on achievement of target results, with a guaranteed minimum annual bonus of $60,000 for the year ending October 31, 2002.

If Mr. Winfrey is terminated for any reason other than gross misconduct, he will be entitled to a severance payment equal to one year’s salary and bonus.

Mr. Winfrey was granted options to purchase 20,000 shares of our common stock at the commencement of employment. These options, which had an exercise price equal to the fair market value of our common stock at the effective date of the grant, vested in equal annual increments over a period of three years.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of four non-employee directors, each of whom has been determined by the Board of Directors to be independent under the rules of the NYSE and the SEC. The Audit Committee’s responsibilities are set forth in its charter.

The Audit Committee oversees and reviews with the full Board of Directors any issues with respect to the Company’s financial statements, the structure of the Company’s legal and regulatory compliance, the performance and independence of the Company’s independent auditors and the performance of the Company’s internal audit function. The Committee retains the Company’s independent auditors to undertake appropriate reviews and audits of the Company’s financial statements, determines the compensation of the independent auditors, and pre-approves all of their services. Company management is primarily responsible for the Company’s financial reporting process and for the preparation of the Company’s financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Audit Committee maintains oversight of the independent public accountants by discussing the overall scope and specific plans for their audits, the results of their examinations, their evaluations of the Company’s internal accounting controls, and the overall quality of the Company’s financial reporting.

The Audit Committee maintains oversight of the Company’s internal audit function by evaluating the appointment and replacement of the Company’s manager of internal auditing and periodically meeting with the manager of internal auditing to receive and review reports of the work of the Company’s internal audit department. The Audit Committee meets with management on a regular basis to discuss any significant matters, internal audit recommendations, policy or procedural changes, and risks or exposures, if any, that may have a material effect on the Company’s financial statements.

The Audit Committee has: (i) appointed and retained PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditors for the fiscal year ended December 31, 2005; (ii) reviewed and discussed with the Company’s management the Company’s audited financial statements for the fiscal year ended December 31, 2005; (iii) discussed with PwC the matters required to be discussed by Statements on Auditing Standards No. 61—“Communications with Audit Committees,” as then in effect; (iv) received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1—“Independence Discussions with Audit Committees,” as then in effect, and has discussed with PwC their independence; (v) discussed matters with PwC outside the presence of management; (vi) reviewed internal audit recommendations; (vii) discussed with PwC the quality of the Company’s financial reporting; and (viii) reviewed and discussed with PwC and management the status of activities intended to achieve compliance with §404 of the Sarbanes-Oxley Act.

In reliance on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Christopher Wright, Chairman

David W. Devonshire

Georg Graf Schall-Riaucour

Eriberto R. Scocimara

The foregoing report and other information provided above regarding the Audit Committee should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

SHAREHOLDER RETURN PERFORMANCE

Set forth below is a line graph comparing Roper’s total shareholder returns to those of (i) the Standard & Poor’s 500 Index and (ii) the Standard & Poor’s Industrials Index (“Industrials Index”) for the 62-month period ended December 31, 2005 (in August 2003, Roper changed its fiscal year end from October 31 to December 31). Total return values were calculated based on cumulative total return assuming $100 was invested on October 31, 2000 in our common stock and in each index and that all dividends were reinvested.

COMPARISON OF 62 MONTH CUMULATIVE TOTAL RETURN*

AMONG ROPER INDUSTRIES, INC., THE S & P 500 INDEX

AND THE S & P INDUSTRIALS INDEX

* $100 invested on 10/31/00 in stock or index-including reinvestment of dividends.

	October 31,			December 31,
	2000	2001	2002	2003	2004	2005
ROPER INDUSTRIES	$100.00	$122.14	$112.11	$144.39	$179.42	$234.79
S&P 500	$100.00	$75.10	$63.75	$81.77	$90.66	$95.12
S&P INDUSTRIALS	$100.00	$79.91	$66.28	$88.99	$105.04	$107.48

The Shareholder Return Performance graph should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under the Acts, except to the extent that we specifically incorporate this information by reference, and should not otherwise be deemed filed under the Acts.

PROPOSAL 2: Approval of the 2006 Incentive Plan

On April 20, 2006, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Roper Industries, Inc. 2006 Incentive Plan (the “2006 Plan”). The 2006 Plan will become effective as of the date it is approved by the shareholders.

The Company currently maintain the Amended and Restated 2000 Incentive Plan (the “2000 Plan”). As of March 31, 2006, there were approximately 105,417 shares of the Company’s common stock reserved and available for future awards under the 2000 Plan. If the shareholders approve the 2006 Plan, all future equity grants to the Company’s employees, officers, directors and consultants will be made from the 2006 Plan and the Company will not grant any additional awards under the 2000 Plan.

All of Roper’s employees, officers, directors and consultants will be eligible to participate in the 2006 Plan upon its approval.

A summary of the 2006 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2006 Plan, which is attached to this Proxy Statement as Annex B.

Summary of the 2006 Plan

Purpose. The purpose of the 2006 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of its shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2006 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of the Company’s common stock, which may be nonstatutory stock options or incentive stock options under the U.S. tax code (the “Code”);

•	stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share the Company’s common stock on the date of exercise over the grant price;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

•	restricted or deferred stock units, which represent the right to receive shares of the Company’s common stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•	performance awards, which are payable in cash or stock (as specified in the award certificate) upon the attainment of specified performance goals;

•	dividend equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying such full-value award;

•	performance-based cash awards; and

•	other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.

Shares Available for Awards. Subject to adjustment as provided in the 2006 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2006 Plan is 3,000,000, plus the number of shares of common stock remaining available for future awards under the 2000 Plan (approximately 105,417), plus a number of additional shares underlying outstanding awards under the 2000 Plan that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.

Limitations on Individual Awards. The maximum number of shares of common stock that may be covered by options and stock appreciation rights granted under the 2006 Plan to any one person during any one calendar year is 600,000. The maximum number of shares of common stock that may be granted under the 2006 Plan in the form of full-value awards (such as restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards other than options or stock appreciation rights) under the 2006 Plan to any one person during any one calendar year is 600,000. The aggregate dollar value of any cash-based award that may be paid to any one participant during any one calendar year under the 2006 Plan is $10,000,000.

Administration. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2006 Plan; and make all other decisions and determinations that may be required under the 2006 Plan. The Board of Directors may from time to time reserve to its independent members (those directors who qualify at any given time as “independent” directors under Section 303A of the New York Stock Exchange Listed Company Manual, “non-employee” directors under Rule 16b-3 of the Securities Exchange Act, and “outside” directors under Section 162(m) of the Internal Revenue Code), as a group, any or all of the authority of the Compensation Committee under the plan for all purposes other than the grant of awards to the Chief Executive Officer of performance-based awards that entail the setting of goals and objectives and the evaluation of performance against such goals and objectives. In addition, the full Board of Directors may at any time administer the 2006 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2006 Plan.

Performance Goals. All options and stock appreciation rights granted under the 2006 Plan will be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Compensation Committee may designate any other award granted under the 2006 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate:

•	Revenue;

•	Sales;

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures);

•	Net income (before or after taxes, operating income or other income measures);

•	Cash (cash flow, cash generation or other cash measures);

•	Stock price or performance;

•	Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price);

•	Economic value added;

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share;

•	Improvements in capital structure;

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);

•	Business expansion or consolidation (acquisitions and divestitures);

•	Internal rate of return or increase in net present value;

•	Working capital targets relating to inventory and/or accounts receivable;

•	Productivity measures;

•	Cost reduction measures;

•	Capital structure optimization;

•	Strategic plan development and implementation.

The Compensation Committee must establish such goals at the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate or any special plan document governing an award:

•	if a participant’s service terminates by reason of death or disability (a) all of that participant’s outstanding service-based awards will become fully vested, and (b) all of that participant’s outstanding performance-based awards will become fully vested, with the level of such vested amount to be determined based on an assumed achievement of performance goals at “target” levels, and there will be a payout of such awards to the participant or his or her estate within 30 days after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code);

•	upon a change in control, and except with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control: (a) all outstanding service-based awards will become fully vested, and (b) all outstanding performance-based awards will become fully vested, with the level of such vested amount to be determined based on an assumed achievement of performance goals at “target” levels, and there will be a payout of such awards within 30 days after the date of the change in control (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code); and

•	with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control: if within two years after the effective date of the change in control, a participant’s employment is terminated by Roper without cause (or if the participant resigns for “good reason” as provided in any employment, severance or similar agreement between that participant and Roper or one of its affiliates), then (a) all of that participant’s outstanding service-based awards will become fully vested, and (b) all of that participant’s outstanding performance-based awards will become fully vested, with the level of such vested amount to be determined based on an assumed achievement of performance goals at “target” levels, and there will be a payout of such awards to the participant within 30 days after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code).

In addition, subject to limitations applicable to certain qualified performance-based awards, the Compensation Committee may, in its discretion accelerate awards upon the termination of service of a participant or the occurrence of a change in control. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock-split, a declaration of a dividend payable in shares of common stock, or a combination or consolidation of common stock is to a lesser number of shares, the share authorization and annual grant limits under the 2006 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If Roper is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization and annual grant limits under the 2006 Plan will be adjusted proportionately, and the Compensation Committee may adjust the 2006 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment. The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2006 Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the shareholders for any other reason. No termination or amendment of the 2006 Plan may, without the written consent of the participant, reduce or diminish the value of an award determined as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing. As indicated above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of Roper’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of Roper’s shareholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to Roper upon the grant of a nonstatutory stock option under the 2006 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and Roper will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to Roper upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and Roper will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and Roper will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2006 Plan will not recognize income, and Roper will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and Roper will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and Roper will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and Roper will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and Roper will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and Roper will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and Roper will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and Roper will not be allowed a tax deduction, at the time performance awards are granted. Upon receipt of shares of cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the participant, and Roper will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. The 2006 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2006 Plan and do not have a deferral feature, are generally exempt from the application of Code Section 409A. Stock units and performance units generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Benefits to Named Executive Officers and Others

As of April 20, 2006, no awards had been granted under the 2006 Incentive Plan. Awards will be made at the discretion of the Compensation Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2006 Plan in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 PLAN

The following table presents information as of December 31, 2005 about the common stock that may be issued under all of Roper’s existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders(1)	4,621,000	$21.25	744,000	(2)
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	4,621,000	$21.25	744,000

(1)	Consists of the 1991 Stock Option Plan (under which no additional equity awards may be granted), the Amended and Restated 2000 Stock Incentive Plan and the 1993 Stock Plan for Non-employee Directors.

(2)	Includes 694,000 shares remaining available for issuance under the Amended and Restated 2000 Stock Incentive Plan (all of which may be granted either as options or other rights to acquire common stock or awards of restricted stock, unrestricted stock or performance shares) and 50,000 shares remaining available for issuance under the 1993 Stock Plan for Non-employee Directors.

PROPOSAL 3:	Amendment to the Certificate of Incorporation to eliminate time phase voting and give all outstanding shares of Common Stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.

The Board of Directors recommends that Article 4 of the Certificate of Incorporation be amended so as to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.

The Company’s Certificate of Incorporation currently provides in Section 4(B) that each outstanding share of common stock is entitled to five (5) votes on each matter properly submitted to the shareholders for their vote, except that each outstanding share of common stock to which there has been a change in beneficial ownership during the four (4) years immediately preceding the record date of the vote shall only be entitled to one (1) vote. Section 4(B) then defines what constitutes a change in beneficial ownership. The entire text of Section 4(B) is attached hereto as Annex A.

The proposed amendment to Article 4 of the Company’s Restated Certificate of Incorporation (the “Amendment”) would eliminate the current time phased voting structure. Under the Amendment, Section 4(B) would be eliminated in its entirety. A new Section 4(B) would replace it and read as follows:

“Each outstanding share of Common Stock shall entitle the holder thereof to one (1) vote on each matter properly submitted to the shareholders of the corporation for their vote, waiver, release or other action.”

The Company’s current voting structure gives holders of common stock five (5) votes for every share of common stock owned continuously for more than four (4) years. This type of time phase voting structure is discouraged by the New York Stock Exchange under Rule 313.00 and represents a departure from a basic tenet of corporate democracy, the one share/one vote principle. Whether there has been a change in beneficial ownership is not always easily determinable and, therefore, makes the time phase voting structure impractical to police. Further, the current time phase voting structure makes it more difficult for a third party to obtain significant voting power of the Company, increasing the likelihood that Company management will become entrenched.

Approval of this proposal would change the Company’s voting structure to the prevailing voting structure for public companies. In addition, approval of the proposal would eliminate the burden of policing the time phase voting structure and would decrease the likelihood of the entrenchment of Company management.

Adoption of this proposal will effect those shares held by the directors and executive officers of Roper in the same manner as it effects the shares held by other shareholders. For all shares, including those held by directors and executive officers of Roper, the voting power of those shares held less than four (4) years will increase relative to the voting power of those shares held for four (4) years or more.

The affirmative vote of holders of a majority of the outstanding shares is required for approval of this proposal. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as votes against this proposed amendment to the Company’s Certificate of Incorporation. If the amendment is approved by the shareholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE TIME PHASE VOTING AND GIVE ALL OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY ONE (1) VOTE ON MATTERS PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE COMPANY FOR THEIR VOTE.

PROPOSAL 4:	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for 2006. The Board recommends that the shareholders make this election. PricewaterhouseCoopers LLP has been the Company’s independent auditor since May 2002. One or more representatives of PwC are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance. If this Proposal 4 does not pass, the selection of independent auditor will be reconsidered by the Audit Committee and the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

Following (in thousands) are the audit fees billed by PwC for the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, and the audit-related fees billed by PwC in those periods. It is the Audit Committee policy that all fees paid to the independent registered public accountants require the Committee’s prior approval. All audit-related fees and tax fees were approved by the Audit Committee.

	Dollars in Thousands
	FY 2005	FY 2004
Audit Fees(1)	$3,948	$3,675
Audit-Related Fees(2)	482	341
Tax Fees	27	—
All Other Fees	—	—

TOTAL FEES	$4,457	$4,016

(1)	Aggregate fees from PwC for audit or review services in accordance with generally accepted auditing standards and fees for services that generally only PwC provides, such as statutory audits and review of documents filed with SEC. Audit fees also include fees paid in connection with services required for compliance with Section 404 of the Sarbanes-Oxley Act.

(2)	Aggregate fees from PwC for assurance and related services that are traditionally performed by PwC. These services include due diligence on acquisition targets.

OTHER INFORMATION

Voting by Proxy and Confirmation of Beneficial Ownership

To assure that shares will be represented at the Annual Meeting, please complete, sign and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

Any shareholder, without affecting any vote previously taken, may revoke a Proxy by a later-dated proxy or by giving notice of revocation in writing addressed to Roper Industries, Inc., 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, Attn: Secretary.

As described below, the number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder’s shares.

Yellow Proxy cards are being furnished to shareholders whose shares of common stock are held by brokers or banks or in nominee name. Shareholders receiving yellow Proxy cards are requested to confirm to us how many of the shares they owned as of April 29, 2006 were beneficially owned on or before April 29, 2002, entitling such shareholder to five (5) votes per share, and how many were acquired after April 29, 2002, entitling such shareholder to one (1) vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, we will deem that beneficial ownership of all shares was effected after April 29, 2002, and the shareholder will be entitled to one (1) vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his shares at the Annual Meeting.

Blue Proxy cards are being furnished to individual shareholders of record as of April 29, 2006 whose shares of common stock on our records show the following:

(i)	that such shareholder had beneficial ownership of such shares on or before April 29, 2002, and there has been no change since that date, thus entitling such shareholder to five (5) votes for each share; or

(ii)	that beneficial ownership of such shares was effected after April 29, 2002, thus entitling such shareholder to one (1) vote for each share; or

(iii)	that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five (5) votes for some shares and one (1) vote for other shares.

Printed on the blue Proxy card for each individual shareholder of record is the number of shares of common stock for which he is entitled to cast five (5) votes each and/or one (1) vote each, as the case may be, as shown on our records.

Shareholders of record are urged to review the number of shares shown on their blue Proxy cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify us in writing of that fact and either enclose such notice along with his or her blue Proxy card in the postage-paid, return envelope, or mail such notice directly to Roper at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired by him. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on our records.

In certain cases, record ownership may change but beneficial ownership for voting purposes does not change. Our Certificate of Incorporation states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of common stock. Shareholders should consult the pertinent provision of our Certificate of Incorporation attached as Annex A for those exceptions.

By resolution duly adopted by our Board of Directors pursuant to section 4(B)(v) of our Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes per share to which a shareholder is entitled:

(i)	We may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four (4) years immediately preceding the date on which a determination is made of our shareholders who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five (5) votes or one (1) vote per share.

(ii)	In the event our Secretary, in his sole discretion, taking into account the standards set forth in the Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in our best interest to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

(iii)	Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

(iv)	The foregoing rules and procedures shall be implemented substantially in accordance with the methods utilized in connection with any annual or other meeting of shareholders including the proxy forms and correspondence to shareholders used for purposes of such meetings, subject to such changes as may be necessary or advisable in the judgment of our Secretary or the Board of Directors. The Board of Directors shall have absolute discretion to review any determination made with respect to the matters set forth herein and in section 4(B) of the Certificate of Incorporation (including, without limitation, the adequacy of the proof submitted by any corporation or other entity to establish the absence of a change in beneficial ownership of shares in accordance with section 4(B)(ii)(a)).

SHAREHOLDER PROPOSALS FOR PRESENTATION

AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS

If a shareholder wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2007 Annual Meeting of Shareholders scheduled, subject to change, to be held on [                    ], 2007, the proposal must be sent by Certified Mail-Return Receipt Requested and must be received at our corporate offices, 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, Attn: Secretary, no later than January 5, 2007. All proposals must conform to the rules and regulations of the SEC.

A shareholder may also nominate directors or have other business brought before the 2007 Annual Meeting by submitting the nomination or proposal on or after February 28, 2007, and on or before March 30, 2007, in accordance with our By-laws. The nomination or proposal must be delivered to our corporate offices, 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, Attention: Secretary. For any shareholder proposal not submitted for inclusion in the Proxy Statement for our 2007 Annual Meeting of Shareholders but intended to be presented directly at that annual meeting, management generally will be able to vote proxies in its discretion if we receive notice of the proposal before the close of business on March 21, 2007 and advise shareholders in the Proxy Statement for our 2007 Annual Meeting of Shareholders about the nature of the matter and how management intends to vote on the matter, unless the proponent of the shareholder proposal (a) provides us with a timely written statement that the proponent intends to deliver a proxy statement to at least the percentage of our voting shares required to carry the proposal, (b) includes the same statement in the proponent’s own proxy materials, and (c) provides us with a statement from a solicitor confirming that the necessary steps have been taken to deliver the proxy statement to at least the percentage of our voting shares required to carry the proposal.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned Annual Meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

By the Order of the Board of Directors

Brian D. Jellison
Dated: May 1, 2006	Chairman, President and Chief Executive Officer

ANNEX A

Subparagraph B of ARTICLE 4 of the Restated

Certificate of Incorporation of Roper Industries, Inc.

B. (i) Each outstanding share of Common Stock shall entitle the holder thereof to five (5) votes on each matter properly submitted to the shareholders of the corporation for their vote, waiver, release or other action; except that no holder of outstanding shares of Common Stock shall be entitled to exercise more than one (1) vote on any such matter in respect of any share of Common Stock with respect to which there has been change in beneficial ownership during the four (4) years immediately preceding the date on which a determination is made of the shareholders of the corporation who are entitled to vote or to take any other action.

(ii) A change in beneficial ownership of an outstanding share of Common Stock shall be deemed to have occurred whenever a change occurs in any person or persons who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise has or shares any of the following:

(a) voting power, which includes, without limitation, the power to vote or to direct the voting power of such share of Common Stock;

(b) investment power, which includes, without limitation, the power to direct the sale or other disposition of such shares of Common Stock;

(c) the right to receive or to retain the proceeds of any sale or other disposition of such share of Common Stock; or

(d) the right to receive or to retain any distributions, including, without limitation, cash dividends, in respect of such share of Common Stock.

(iii) Without limiting the generality of the foregoing section (ii) of this subparagraph B, the following events or conditions shall be deemed to involve a change in beneficial ownership of a share of Common Stock:

(a) in the absence of proof to the contrary provided in accordance with the procedures set forth in section (v) of this subparagraph B, a change in beneficial ownership shall be deemed to have occurred (1) whenever an outstanding share of Common Stock is transferred of record into the name of any other person and (2) upon the issuance of shares in a public offering;

(b) in the case of an outstanding share of Common Stock held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to the procedures set forth in section (v) of this subparagraph B that there has been no change in the person or persons who or that direct the exercise of the rights referred to in clauses (ii)(a) through (ii)(d), inclusive, of this subparagraph B with respect to such outstanding share of Common Stock during the period of four (4) years immediately preceding the date on which a determination is made of the shareholders of the corporation entitled to vote or to take any other action (or since February 12, 1992 for any period ending on or before February 12, 1992), then a change in beneficial ownership of such share of Common Stock shall be deemed to have occurred during such period;

(c) in the case of an outstanding share of Common Stock held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any jurisdiction, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian, the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian; or

(d) in the case of outstanding shares of Common Stock beneficially owned by a person or group of persons who, after acquiring, directly or indirectly, the beneficial ownership of five percent (5%) of the outstanding shares of Common Stock, fails to notify the corporation of such ownership within ten (10) days after such acquisition, a change in beneficial ownership of such shares of Common Stock shall be deemed to occur on each day while such failure continues.

(iv) Notwithstanding any other provision in this subparagraph B to the contrary, no change in beneficial ownership of an outstanding share of Common Stock shall be deemed to have occurred solely as a result of:

(a) any event that occurred prior to February 12, 1992 or pursuant to the terms of any contract (other than a contract for the purchase and sale of shares of Common Stock contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements, in existence on February 12, 1992 and to which any holder of shares of Common Stock is a party; provided, however, that any exercise by an officer or employee of the corporation or any subsidiary of the corporation of an option to purchase Common Stock after February 12, 1992 shall, notwithstanding the foregoing and clause (iv)(f) hereof, be deemed a change in beneficial ownership irrespective of when that option was granted to said officer or employee;

(b) any transfer of any interest in an outstanding share of Common Stock pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including, without limitation, a gift that is made in good faith and not for the purpose of circumventing the provisions of this Article Fourth;

(c) any changes in the beneficiary of any trust, or any distribution of an outstanding share of Common Stock from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age eighteen (18) or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

(d) any appointment of a successor trustee, agent, guardian or custodian with respect to an outstanding share of Common Stock if neither such successor has nor its predecessor had the power to vote or to dispose of such share of Common Stock without further instructions from others;

(e) any change in the person to whom dividends or other distributions in respect of an outstanding share of Common Stock are to be paid pursuant to the issuance or modification of a revocable dividend payment order;

(f) any issuance of a share of Common Stock by the corporation or any transfer by the corporation of a share of Common Stock held in treasury other than in a public offering thereof, unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer;

(g) any giving of a proxy in connection with a solicitation of proxies subject to the provisions of Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder promulgated;

(h) any transfer, whether or not with consideration, among individuals related or formerly related by blood, marriage or adoption (“relatives”) or between a relative and any person controlled by one or more relatives where the principal purpose for the transfer is to further the estate tax planning objectives of the transferor or of relatives of the transferor:

(i) any appointment of a successor trustee as a result of the death of the predecessor trustee (which predecessor trustee shall have been a natural person);

(j) any appointment of a successor trustee who or which was specifically named in a trust instrument prior to February 12, 1992; or

(k) any appointment of a successor trustee as a result of the resignation, removal or failure to qualify of a predecessor trustee or as a result of mandatory retirement pursuant to the express terms of a trust instrument; provided, that less than fifty percent (50%) of the trustees administering any single trust will have changed (including in such percentage the appointment of the successor trustee) during the four (4) year period preceding the appointment of such successor trustee.

(v) For purposes of this subparagraph B, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Board of Directors of the corporation or, at any time when the corporation employs a transfer agent with respect to the shares of Common Stock, at the corporation’s request, by such transfer agent on the corporation’s behalf. Written procedures designed to facilitate such determinations shall be established and may be amended, from time to time, by the Board of Directors. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The corporation and any transfer agent shall be entitled to rely on any and all information concerning beneficial ownership of the outstanding shares of Common Stock coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the corporation nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of outstanding shares of Common Stock.

(vi) In the event of any stock split or stock dividend with respect to the outstanding shares of Common Stock, each share of Common Stock acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person from the same date as that on which beneficial ownership of the outstanding share or shares of Common Stock, with respect to which such share of Common Stock was distributed, was acquired.

(vii) Each outstanding share of Common Stock, whether at any particular time the holder thereof is entitled to exercise five (5) votes or one (1) vote, shall be identical to all other shares of Common Stock in all respects, and together the outstanding shares of Common Stock shall constitute a single class of shares of the corporation.

Annex B

ROPER INDUSTRIES, INC.

2006 INCENTIVE PLAN

ROPER INDUSTRIES, INC.

2006 INCENTIVE PLAN

ARTICLE 1 PURPOSE		B-1

1.1	General	B-1

ARTICLE 2 DEFINITIONS		B-1

2.1	Definitions	B-1

ARTICLE 3 EFFECTIVE TERM OF PLAN		B-5

3.1	Effective Date	B-5

3.2	Term of Plan	B-5

ARTICLE 4 ADMINISTRATION		B-5

4.1	Committee	B-5

4.2	Actions and Interpretations by the Committee	B-6

4.3	Authority of Committee	B-6

4.4	Award Certificates	B-7

ARTICLE 5 SHARES SUBJECT TO THE PLAN		B-7

5.1	Number of Shares	B-7

5.2	Share Counting	B-7

5.3	Stock Distributed	B-8

5.4	Limitation on Individual Awards	B-8

ARTICLE 6 ELIGIBILITY		B-8

6.1	General	B-8

ARTICLE 7 STOCK OPTIONS		B-8

7.1	General	B-8

7.2	Incentive Stock Options	B-9

ARTICLE 8 STOCK APPRECIATION RIGHTS		B-9

8.1	Grant of Stock Appreciation Rights	B-9

ARTICLE 9 PERFORMANCE AWARDS		B-9

9.1	Grant of Performance Awards	B-9

9.2	Performance Goals	B-10

9.3	Right to Payment	B-10

9.4	Other Terms	B-10

ARTICLE 10 RESTRICTEDSTOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS		B-10

10.1	Grant of Restricted Stock, Restricted Stock Units and Deferred Stock Units	B-10

10.2	Issuance and Restrictions	B-10

i

10.3	Forfeiture	B-11

10.4	Delivery of Restricted Stock	B-11

ARTICLE 11 QUALIFIED STOCK-BASED AWARDS		B-11

11.1	Options and Stock Appreciation Rights	B-11

11.2	Other Awards	B-11

11.3	Performance Goals	B-12

11.4	Inclusions and Exclusions from Performance Criteria	B-12

11.5	Certification of Performance Goals	B-12

11.6	Award Limits	B-13

ARTICLE 12 DIVIDEND EQUIVALENTS		B-13

12.1	Grant of Dividend Equivalents	B-13

ARTICLE 13 STOCK OR OTHER STOCK-BASED AWARDS		B-13

13.1	Grant of Stock or Other Stock-Based Awards	B-13

ARTICLE 14 PROVISIONS APPLICABLE TO AWARDS		B-13

14.1	Term of Awards	B-13

14.2	Form of Payment of Awards	B-13

14.3	Limits on Transfer	B-13

14.4	Beneficiaries	B-14

14.5	Stock Certificates	B-14

14.6	Acceleration upon Death, Disability or Retirement	B-14

14.7	Effect of a Change in Control	B-14

14.8	Acceleration for Any Other Reason	B-15

14.9	Effect of Acceleration	B-15

14.10	Termination of Employment	B-15

14.11	Substitute Awards	B-16

14.12	Forfeiture Events	B-16

ARTICLE 15 CHANGES IN CAPITAL STRUCTURE		B-16

15.1	General	B-16

ARTICLE 16 AMENDMENT, MODIFICATION AND TERMINATION		B-17

16.1	Amendment, Modification and Termination	B-17

16.2	Awards Previously Granted	B-17

ARTICLE 17 GENERAL PROVISIONS		B-17

17.1	No Rights to Awards; Non-Uniform Determinations	B-17

17.2	No Shareholder Rights	B-17

17.3	Withholding	B-17

ii

17.4	No Right to Continued Service	B-18

17.5	Unfunded Status of Awards	B-18

17.6	Relationship to Other Benefits	B-18

17.7	Expenses	B-18

17.8	Titles and Headings	B-18

17.9	Gender and Number	B-18

17.10	Fractional Shares	B-19

17.11	Government and Other Regulations	B-19

17.12	Governing Law	B-19

17.13	Additional Provisions	B-19

17.14	No Limitations on Rights of Company	B-19

17.15	Indemnification	B-19

iii

ROPER INDUSTRIES, INC.

2006 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of the Roper Industries, Inc. 2006 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Roper Industries, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(f) “Change in Control” means and includes the occurrence of any one of the following events:

(1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

(2) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means Roper Industries, Inc., a Delaware corporation, or any successor corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(l) “Deferred Stock Unit” means a right granted to a Participant under Article 10 to receive Shares of Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections, which right may be subject to certain restrictions but is not subject to risk of forfeiture.

(m) “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Subsidiary of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(n) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(o) “Effective Date” has the meaning assigned such term in Section 3.1.

(p) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(q) “Exchange” means the New York Stock Exchange or any national securities exchange on which the Stock may from time to time be listed or traded.

(r) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the average of the high and low prices on such exchange or over such system on such date or, in the absence of reported sales on such date, the average of the high and low prices on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the average of the high bid and low asked prices of Stock in the over-the-counter market on that date or the last business day prior to that date, as reported by the NASDAQ Stock Market, or, if not so reported, by a generally accepted reporting service; provided that if it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable, with due consideration being given to the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old, and the valuation methodology used in any such appraisal.

(s) “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock.

(t) “Good Reason” has the meaning assigned such term in an employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate.

(u) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w) “Independent Directors” means those members of the Board of Directors who qualify at any given time as “independent” directors under Section 303A of the New York Stock Exchange Listed Company Manual, “non-employee” directors under Rule 16b-3 of the 1934 Act, and “outside” directors under Section 162(m) of the Code.

(x) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd) “Performance Award” means Performance Shares or Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

(ee) “Performance-Based Cash Award” means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

(ff) “Performance Share” means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(gg) “Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(hh) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ii) “Plan” means the Roper Industries, Inc. 2006 Incentive Plan, as amended from time to time.

(jj) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(kk) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(ll) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(mm) “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(nn) “Retirement” means a Participant’s voluntary termination of employment with the Company or an Affiliate after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, after attaining age 65 with at least five years of service with the Company or its Affiliates.

(oo) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(pp) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(qq) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(rr) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(ss) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(tt) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(uu) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the “Effective Date”).

3.2. TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible

Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Article 11 or 14;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing:

(1) Grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

(2) The Board or the Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate officers, employees and/or consultants of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

(3) The Board may from time to time reserve to the Independent Directors, as a group, any or all of the authority and responsibility of the Committee under the Plan for any and all purposes other than the grant to the Chief Executive Officer of the Company of performance-based Awards that entail the setting of goals and objectives and the evaluation of performance against such goals and objectives. To the extent and during such time as the Board has so reserved any authority and responsibility, the Independent Directors shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.3) shall include the Independent Directors. To the extent any action of the Independent Directors under the Plan made within such authority conflicts with actions taken by the Committee, the actions of the Independent Directors shall control.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be (i) 3,000,000 Shares, plus (ii) the number of Shares remaining available for issuance under the Company’s Amended and Restated 2000 Incentive Plan (the “2000 Plan”) but not subject to outstanding awards as of the Effective Date, plus (iii) a number of additional Shares underlying awards outstanding as of the Effective Date under the 2000 Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason after the Effective Date. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 3,000,000.

5.2. SHARE COUNTING.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c) Shares withheld from an Award or delivered by a Participant to satisfy minimum tax withholding requirements will again be available for issuance pursuant to Awards granted under the Plan.

(d) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued to the Participant in excess of the Shares tendered (by delivery or attestation) shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(e) To the extent that the full number of Shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, including by reason of net-settlement of the Award, only the number of Shares issued and delivered upon exercise of the Option or SAR shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(f) Substitute Awards granted pursuant to Section 14.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON INDIVIDUAL AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1): (i) the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one 12-month period under the Plan to any one Participant is 600,000; (ii) the maximum aggregate grant with respect to performance-based Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards (other than Options or SARs) granted in any one 12-month period to any one Participant is 600,000; and (iii) the aggregate dollar value of any Performance-Based Cash Award or other cash-based award that may be paid to any one Participant during any one 12-month period under the Plan is $10,000,000.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.11) shall not be less than the Fair Market Value as of the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including net share settlements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(e) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) STAND-ALONE AND TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights granted under the Plan may, in the discretion of the Committee, be granted either alone or in tandem with an Option granted under the Plan.

(b) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(c) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, the base price of a Stock Appreciation Right may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(d) EXERCISE TERM. In no event may any Stock Appreciation Right be exercisable for more than ten years from the Grant Date.

(e) OTHER TERMS. All Stock Appreciation Rights shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value if the Committee so provides, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property (including Shares) as determined by the Committee, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.

9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property in the discretion of the Committee, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK, RESTRICTED STOCK UNITS

AND DEFERRED STOCK UNITS

10.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units. Awards of Deferred Stock Units shall be fully vested at the time of grant and shall not be subject to forfeiture.

10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.

11.2. OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Internal rate of return or increase in net present value

•	Working capital targets relating to inventory and/or accounts receivable

•	Productivity measures

•	Cost reduction measures

•	Capital structure optimization

•	Strategic plan development and implementation

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Company competitors or peers. Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death, Retirement or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance will include or exclude any of the following that occur during the performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a

Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. AWARD LIMITS. Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants with respect to Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date.

14.2. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

14.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death by filing a beneficiary designation form, in such form as determined by the Committee, with the Company. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made in accordance with applicable law. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed.

14.5. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Status as a Participant by reason of death or Disability, (i) all of such Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all of such Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a pro rata payout to the Participant or his or her estate within thirty (30) days following the date of termination (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code) based upon the length of time within the performance period that has elapsed prior to the date of termination. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.7. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level and, subject to Section 17.4, there shall be a pro rata payout to Participants within thirty (30) days following the date of the Change in Control (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the

Code) based upon the length of time within the performance period that has elapsed prior to the date of the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or (subject to the following sentence) the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all of such Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a pro rata payout to the Participant or his or her estate within thirty (30) days following the date of termination (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code) based upon the length of time within the performance period that has elapsed prior to the date of termination. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.6 or 14.7 above, and subject to Section 11.3 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.

14.9. EFFECT OF ACCELERATION. If an Award is accelerated under Section 14.6, 14.7 or 14.8, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.10. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous

Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

14.11. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

14.12. FORFEITURE EVENTS. The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for Cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, upon the occurrence or in anticipation of such an event, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 15, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 17

GENERAL PROVISIONS

17.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

17.2. NO SHAREHOLDER RIGHTS. No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy tax obligations in excess of the minimum tax withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for taxes if the surrender of Shares for such purpose would result in the Company’s recognition of expense under generally accepted accounting principles. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

17.4. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Certificate by reason the occurrence of a Change in Control or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet the description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under the Plan or any Award Certificate.

(b) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent necessary to avoid the application of Section 409A of the Code, (i) the Committee may not amend an outstanding Option, SAR or similar Award to extend the time to exercise such Award beyond the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the Award had not been extended, based on the terms of the Award at the original Grant Date (the “Safe Harbor Extension Period”), and (ii) any purported extension of the exercise period of an outstanding Award beyond the Safe Harbor Extension Period shall be deemed to be an amendment to the last day of the Safe Harbor Extension Period and no later.

17.5. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

17.6. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

17.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.11. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.14. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.16. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

***************

The foregoing is hereby acknowledged as being the Roper Industries, Inc. 2006 Incentive Plan as adopted by the Board on             , 2006 and by the shareholders on             , 2006.

ROPER INDUSTRIES, INC.

By:

Its:

May 1, 2006

Dear Shareholder of Record:

The enclosed Roper Industries, Inc. proxy card is furnished to you as a holder of record of shares of Roper common stock as of April 29, 2006, the record date for the Annual Meeting of Shareholders to be held on June 28, 2006. Not only does it provide for you to give instructions as to how to vote your common stock, but it also indicates the number of such shares held of record entitled to five votes and the number of such shares entitled to one vote, according to Roper’s shareholder records. The number of votes per share to which you are entitled depends generally on when you acquired your common stock and whether or not there has been any change since the date of acquisition in the “beneficial ownership” of your common stock, as that phrase is defined in Roper’s Restated Certificate of Incorporation (“Restated Certificate of Incorporation”).

For example, if you acquired all of your common stock after April 29, 2002, you will have one vote per share. If you acquired your shares on or before April 29, 2002 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share. You may beneficially own some common stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

Even though you have acquired shares after April 29, 2002, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Restated Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

If you believe the number of your shares held of record indicated to be entitled to five votes and one vote is incorrect, you should follow the procedures set out in the Proxy Statement which accompanies the proxy card.

You also may own additional shares of Roper common stock in “street name” through bank or brokerage accounts. If so, you will receive a different proxy card with respect to those shares which you should complete to vote such additional shares at the Annual Meeting.

Very truly yours,

Brian D. Jellison
Chairman, President and Chief Executive Officer

ROPER INDUSTRIES, INC.

This proxy for the 2006 Annual Meeting of Shareholders is Solicited on Behalf of the Board of Directors.

The undersigned instructs that this Proxy be voted as marked.

Please sign your name as it appears on this Proxy. In case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian give full title as such.

Date: 2006

Signature of Shareholder(s)
(Continue on Reverse Side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as directors of the nominees listed below, (ii) FOR the approval of the Roper Industries, Inc. 2006 Incentive Plan, (iii) FOR the approval of the amendment to the Certificate of Incorporation to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote, and (iv) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on June 28, 2006 at noon, local time, at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097 and all meeting adjournments, Brian D. Jellison and David B. Liner and each of them are authorized to represent me and vote may shares on the following:

1.	The election of two directors. The nominees are:

Wilbur J. Prezzano, Robert D. Johnson

☐ FOR all nominees listed above.

☐ FOR all nominees listed above except those selected nominees written on the line below:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided above).

☐ WITHHOLD AUTHORITY to vote for all nominees listed above;

2.	The approval of the Roper Industries, Inc. 2006 Incentive Plan.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

3.	The approval of the proposed amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

5.	To transact any other business properly brought before the meeting.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

May 1, 2006

Dear Shareholder:

The enclosed Roper Industries, Inc. proxy card is different from the usual proxy card. Not only does it provide for you to give instructions as to how to vote your Roper common stock, but it also provides a place for you to confirm the number of shares you beneficially own on the date shown on the card. This, in turn, will indicate how many votes you will be entitled to cast at the Annual Meeting of Shareholders to be held on June 28, 2006.

The number of votes to which you will be entitled depends generally on when you acquired your shares and whether or not there has been any change since the date of acquisition in the “beneficial ownership” of your common stock, as that phrase is defined in Roper’s Restated Certificate of Incorporation, as amended (“Restated Certificate of Incorporation”).

For example, if you purchased all of your common stock after April 29, 2002, you will have one vote per share. If you acquired your shares on or before April 29, 2002 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share.

Also, you may beneficially own some common stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

Even though you have acquired shares after April 29, 2002, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Restated Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

It is important that you provide the information confirming the beneficial ownership of your shares in the space provided on the card. If you do not provide this information, you will be entitled to one vote per share for all shares covered by the proxy.

Very truly yours,

Brian D. Jellison Chairman, President and Chief Executive Officer

ROPER INDUSTRIES, INC.

This proxy for the 2006 Annual Meeting of Shareholders is Solicited

on Behalf of the Board of Directors.

VOTING CONFIRMATION

Please confirm the number of shares beneficially owned as of April 29, 2006, for each category shares beneficially owned ON or BEFORE April 29, 2002 entitled to five votes each.

                     shares beneficially owned and acquired AFTER April 29, 2002 entitled to one vote each.

If no confirmation is provided, all shares voted will be entitled to one vote each.

The undersigned instructs that this Proxy be voted as marked.

Signature of Shareholder(s)

Please sign your name as it appears on this Proxy, in case of joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

Dated , 2006

(continued on reverse side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as directors of the nominees listed below, (ii) FOR the approval of the Roper Industries, Inc. 2006 Incentive Plan, (iii) FOR the approval of the amendment to the Certificate of Incorporation to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote, and (iv) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on June 28, 2006 at noon, local time, at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097 and all meeting adjournments, Brian D. Jellison and David B. Liner and each of them are authorized to represent me and vote may shares on the following:

1.	The election of two (2) directors. The nominees are:

Wilbur J. Prezzano, Robert D. Johnson

☐ FOR all nominees listed above.

☐ FOR all nominees listed above except those selected nominees written on the line below:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided above).

☐ WITHHOLD AUTHORITY to vote for all nominees listed above;

2.	The approval of the Roper Industries, Inc. 2006 Incentive Plan.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

3.	The approval of the proposed amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

5.	To transact any other business properly brought before the meeting.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

TIME-PHASED VOTING INSTRUCTIONS

ROPER INDUSTRIES, INC.

Voting Procedures—Beneficial Owners

Common Stock of Roper Industries, Inc.

To All Banks, Brokers and Nominees:

Roper Industries, Inc. (“Roper”) shareholders who were holders of record on April 29, 2006 and who acquired Roper common stock on or before April 29, 2002, will be entitled to cast five votes per share at the Annual Meeting to be held June 28, 2006. Those holders of record who acquired their shares after April 29, 2002 are, with certain exceptions, entitled to cast one vote per share on the common stock they own.

To enable Roper to tabulate the voting by beneficial owners of common stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES FOR WHICH BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

VOTING CONFIRMATION

Please provide the number of shares beneficially owned as of April 29, 2006 for each category.

             shares beneficially owned ON or BEFORE April 29, 2002 entitled to five votes each.

             shares beneficially owned and acquired AFTER April 29, 2002 entitled to one vote each.

If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

You do not have to tabulate votes.    Only record the number of shares shown on the “Vote Confirmation” Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER April 29, 2002.

If you are a broker, do not confirm shares.    Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

If you are a bank or broker, you may wish to follow your usual procedures and furnish the Proxy Card to the beneficial owner. The beneficial owner will vote his beneficial ownership including the completion of the information required by the “Vote Confirmation”. The beneficial owner may return the Proxy Card back to you.

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as directors of the nominees listed below (ii) FOR the approval of the Roper Industries, Inc. 2006 Incentive Plan, (iii) FOR the approval of the amendment to the Certificate of Incorporation to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote, and (iv) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

ROPER INDUSTRIES, INC.

This Proxy for the 2006 Annual Meeting of Shareholders

is Solicited on Behalf of the Board of Directors

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on June 28, 2006 at noon, local time, at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, and all adjournments thereof, Brian D. Jellison and David B. Liner, and each of them, are authorized to represent me and vote my shares on the following:

Item

1.	To elect two (2) directors;

2.	To approve the Roper Industries, Inc. 2006 Incentive Plan;

3.	To amend the Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company; and

5.	To transact any other business properly brought before the meeting.

INSTRUCTION:	In the tables on the reverse side indicate the number of shares voted FOR or WITHHOLD AUTHORITY as to each and FOR, AGAINST or ABSTAIN as to each other proposal.

(Continued and to be signed on reverse side)

“Address Label”

(Continued from other side)

Shares beneficially owned on or BEFORE April 29, 2002 (Post number of shares, not number of votes)
		FOR	WITHHOLD AUTHORITY
1.	The election of directors

Wilbur J. Prezzano

Robert D. Johnson

		FOR	AGAINST	ABSTAIN

2.	The approval of the Roper Industries, Inc. 2006 Incentive Plan.

3.	The approval of the proposed amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

5.	To transact any other business properly brought before the meeting.

Shares beneficially owned and acquired AFTER April 29, 2002 (Post number of shares, not number of votes)
		FOR	WITHHOLD AUTHORITY
1.	The election of directors

Wilbur J. Prezzano

Robert D. Johnson

		FOR	AGAINST	ABSTAIN

2.	The approval of the Roper Industries, Inc. 2006 Incentive Plan.

3.	The approval of the proposed amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

5.	To transact any other business properly brought before the meeting.

POST ONLY RECORD POSITION: DO NOT TABULATE VOTES

Dated 2006

Signature of Shareholder

Please sign your name as it appears on this Proxy. In case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

May 1, 2006

Dear Roper Industries, Inc. Employees’ Retirement Savings 003 and/or 004 Plan (the “Plan”) Participant:

Please find enclosed Roper’s 2005 Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement which were recently mailed to our shareholders in advance of their June 28, 2006 Annual Meeting.

As a participant in the Plan by virtue of your employment you have elected that certain contributions to the Plan on your behalf be invested in Roper’s common stock acquired in the open market. All shares of Roper common stock so held for the benefit of Plan participants as of the record date (April 29, 2006) for the 2006 Annual Meeting of Shareholders will be voted by the Plan Trustee. In casting its votes, the Plan Trustee will consider the voting preferences of those Plan participants who have invested in Roper common stock.

Accordingly, I encourage you to complete the enclosed card, sign and date it, and return it to the Plan Trustee in the envelope provided. The cards must be received by June 23, 2006 in order to be considered by the Plan Trustee.

Sincerely,

Brian D. Jellison
Chairman, President and Chief Executive Officer

Enclosures

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

PROXY	ROPER INDUSTRIES, INC. EMPLOYEES’ RETIREMENT SAVING 003 PLAN PARTICIPANT VOTING PREFERENCE FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS	PROXY

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. common stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.

Date

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

PROXY	ROPER INDUSTRIES, INC. EMPLOYEES’ RETIREMENT SAVING 004 PLAN PARTICIPANT VOTING PREFERENCE FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS	PROXY

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. common stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.

Date

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on June 28, 2006 at noon, local time, at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097 and all meeting adjournments, my voting preference for the shares held in my Plan are as follows:

The election of two (2) directors. The nominees are:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Wilbur J. Prezzano, Robert D. Johnson	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s Name on the line below.

	FOR	AGAINST	ABSTAIN
The approval of the Roper Industries, Inc. 2006 Incentive Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
The approval of the proposed amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
The ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
To transact any other business properly brought before the meeting.	☐	☐	☐

Please date and sign the reverse side of this card.

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

May 1, 2006

Dear Roper Industries, Inc. Employee Stock Purchase Plan (the “Plan”) Participant:

Please find enclosed Roper’s 2005 Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement which were recently mailed to our shareholders in advance of their June 28, 2006 Annual Meeting.

As a participant in the Plan by virtue of your employment you have made contributions from your cash compensation for the purchase of shares of Roper’s common stock. All shares of Roper common stock held for the benefit of you and the other Plan participants as of the record date (April 29, 2006) for the 2006 Annual Meeting of Shareholders and not withdrawn from the Plan (“Plan Shares”) will be officially voted by an affiliate of Roper’s transfer agent, American Stock Transfer & Trust Company (“AST”), in whose name such shares are held for your benefit. In casting its votes, AST will vote only those Plan Shares for which voting preference proxy cards are received from Plan participants, and will vote in accordance with those preferences of those Plan participants who have invested in Roper common stock.

Accordingly, I encourage you to complete the enclosed voting preference card, sign and date it, and return it to AST in the envelope provided. The cards must be received prior to June 23, 2006 in order to be considered by the Plan Trustee.

Sincerely,

Brian D. Jellison
Chairman, President and Chief Executive Officer

Enclosures

ROPER INDUSTRIES, INC.

EMPLOYEES’ STOCK PURCHASE PLAN PARTICIPANT VOTING PREFERENCE FOR THE

2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned instructs AST of his/her preference that the shares of Roper Industries, Inc. common stock held for my benefit under the Plan as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.

Date

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on June 28, 2006 at noon, local time, at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097 and all meeting adjournments, my voting preference for the shares held for my benefit under the Plan are as follows:

1.	The election of two (2) directors. The nominees are:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Wilbur J. Prezzano, Robert D. Johnson	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s Name on the line above

		FOR	AGAINST	ABSTAIN
2.	The approval of the Roper Industries, Inc. 2006 Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The approval of the proposed amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate time phase voting and give all outstanding shares of common stock of the Company one (1) vote on matters properly submitted to the shareholders of the Company for their vote.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	To transact any other business properly brought before the meeting.	☐	☐	☐

Please date and sign the reverse side of this card.